Exhibit 99.1

 Galectin TherapeuticsCorporate OverviewSeptember 2025

 2  This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance and use words such as “may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties that could cause actual results to differ materially from those described in the statements.These statements include those regarding potential therapeutic benefits of our drugs, expectations, plans and timelines related to our clinical trials, supporting activities, potential partnering opportunities and estimated spending for 2025 and beyond. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, full analysis of the NAVIGATE trial data may not product positive data.Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change. We may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to complete our clinical trials or further develop and/or fund any future studies or trials.To date, we have incurred operating losses since our inception, and our future success may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form 10-K for the year ended December 31, 2024, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.  Forward-Looking Statements

 Belapectin is a novel, potent, galectin-3 inhibitor with Fast Track Designation  Low toxicity as a carbohydrate-based molecule which is degraded by natural processes   Patent protection through 2032  Only company to exclusively focus on treatment for MASH cirrhosis and portal hypertension  Significant efficacy observed in cirrhotic patients without varices  Promising NAVIGATE results at 18 month read out, ≥40% reduction in new varices vs placebo in ITT; significantly lower incidence of new varices in per protocol population  Encouraging clinical response in difficult-to-treat cancers in combination with checkpoint inhibitor  IND filed and approval to proceed received from FDA (Head & Neck cancer)  Developing galectin-based therapeutics to improve the lives of patients with chronic liver diseases and cancer  Focused Pipeline  MASH Cirrhosis  Oncology (Combination Therapy)  Investment Highlights  3

 Highly Experienced Leadership Team  4  Over 32 years of public and private company experience including more than a decade of audit, tax and SEC registrant experience with a major accounting firm.  JACK W. CALLICUTT   Chief Financial Officer  Over 28 years of experience working in the pharmaceutical industry in clinical data and trial management with 23 years as statistician.  SETH ZUCKERMANSenior Director, Biostatistics  Over 25 years diverse experience in the pharmaceutical research industry supporting global study operations from site to personnel management.   JESSICA KOPACZEWSKI   Senior Director, Clinical Operations  Highly experienced in pharmaceutical development of novel formulations and medicines with advanced manufacturing techniques and bringing them to approval.  JEFF KATSTRA   VP, CMC / Pharmaceutical Development  Extensive experience in clinical pharmacology, drug metabolism, and pharmacokinetics with various drug formats and across therapeutic areas, leading to 10 different global drug approvals.   EZRA LOWE, Ph.D.   VP, Clinical and Preclinical Pharmacology  Financial executive with over 25 years of management experience in a taxation, restructuring, acquisition, and private equity ventures.  JOEL LEWIS  Chief Executive Officer & President  Have two decades of expereince leading drug development across various stages of clinical trials in the pharmaceutical industry. Led multiple new drug application filings and secured approvals from several regulatory agencies.  KHURRAM JAMIL, M.D.Chief Medical Officer

 Clinical Program  Development Stage  Drug  Indication  Discovery  Preclinical  Phase 1  Phase 2  Phase 3  Fibrosis  Belapectin  MASH Cirrhosis and Portal Hypertension  Cancer Immunotherapy (Combination therapy)  Belapectin + Keytruda  Melanoma + Head / Neck Cancer  Oral Galectin-3 Inhibitors  Discovery program to identify subcutaneous forms of carbohydrates and oral small molecules  5  Laser-Focused Pipeline

Galectin-3 is a Promising Therapeutic Target in Inflammatory and Fibrotic Diseases[1,2]

Galectin 3 is part of the galectin family of sugar-binding proteins that act as a "molecular glue", it is:

- Predominantly produced by activated macrophages
- Involved in a wide number of biological and pathological processes

Galectin-3 recruits macrophages to injury sites and promotes chronic inflammation by activating proinflammatory pathways

Galectin-3 drives many pathophysiological process in fibrotic diseases and cancer



Inflammation
Migration
Apoptosis
Proliferation
Galectin-3
Adhesion
Differentiation
Angiogenesis
Tumor Growth
Fibrosis
Metastasis

1. Marino KV, et al. *Nat Rev Drug Discov.* 2023;22(4):295-316. 2. Henderson NC, et al. *Proc Natl Acad Sci U S A.* 2006;103(13):5060-5.

6

 Belapectin: a Proprietary Galectin-3 Inhibitor with   Low Toxicity and Anti-fibrotic Activity   Belapectin is a polysaccharide polymer comprising galacturonic acid, galactose, arabinose, rhamnose and smaller amounts of other sugars  Belapectin Preclinical Data:  In animal models of MASH (streptozotocin High-Fat Diet mice1) and cirrhosis (thioacetamide treated rats2) belapectin was associated with decreased:  Galectin-3 staining and galectin-3 expression in macrophages  NAFLD Activity Scores  Collagen-1 expression  Hepatic collagen deposition  Hepatic fibrosis   Portal pressure  In toxicology studies, including monkeys, belapectin:  Was well-tolerated even at high doses  Accumulated in macrophages with a residence time longer than in plasma  1. Traber PG, et al. PLoS One. 2013;8(12):e83481. 2. Traber PG, et al. PLoS One. 2013; ;8(10):e75361.  7

 MASH Cirrhosis

MASH Cirrhosis Represents a Significant Market Opportunity in the U.S. with No FDA-Approved Treatment

Galectin Therapeutics

Metabolic dysfunction-associated steatohepatitis (MASH), previously known as non-alcoholic steatohepatitis (NASH), is characterized by fat accumulation, inflammation and fibrosis of the liver[1]

3%-5% of the global population is estimated to be affected by MASH, though the disease is considered to be underdiagnosed[2]

There are genetic predisposition to MASH, yet certain health conditions put patients at increased risk:[3]

- Being overweight or obese
- Having hypertension, high cholesterol or high triglyceride levels
- Having type 2 diabetes, insulin resistance or prediabetes

Addressable market in the U.S.


100M
Americans have fatty liver disease (most don't know it)[1]
20M
Develop liver fibrosis[1]
Prevalence increased >2x in the past decade [4]
5M
Progress to MASH cirrhosis[1]
3.3M
MASH cirrhosis and portal hypertension[7]
Only curative treatment is liver transplant[1]
30% of those listed for liver transplant will die waiting[1]
~8.7K
Liver transplantations in the U.S.[5]
MASH cirrhosis is expected to become the most frequent reason for a liver transplant[6]

1. Fatty Liver Foundation. https://www.fattyliverfoundation.org/#gsc.tab=0. .2. Sherif ZA, et al. *Dig Dis Sci.* 2016;61(5):1214-25. 3. NIDDK. NAFLD and MASH. https://www.niddk.nih.gov/health-information/liver-disease/nafld-nash/symptoms-causes. 4. Datamonitor Healthcare. MASH Disease Analysis. 5. Scientific Registry of Transplant Recipients. OPTN/SRTR 2021 Annual Data Report: Liver. https://srtr.transplant.hrsa.gov/annual_reports/2021/Liver.aspx. 6. Stepanova M, et al. *Hepatol Commun.* 2022;6(7):1506-1515. 7. Zobair M. Younossi, et al, Prevalence and predictors of cirrhosis and portal hypertension in the United States, American Association for the Study of Liver Disease, DOI: 10.1097/HEP.0000000000001243.

9

Belapectin is a Novel Therapy with First- and Best-in-Class Potential in MASH Cirrhosis

United States Estimates[1]

5M Patients with compensated MASH cirrhosis in 2024

1.7M Patients with compensated cirrhosis and portal hypertension with no varices in 2024

$18B Peak belapectin sales in U.S.

3rd Party Market Opportunity Assessment Suggests[1]

Potential 35-100% Adoption Rate

Limited current treatment options:

- Cirrhotic management focuses on stabilization and delaying progression
- Management directed towards comorbidities

Highly favorable perception of belapectin indication, MoA and safety by HCPs

Payers believe in the high unmet need in MASH cirrhosis

A significant unmet need exists for MASH compensated cirrhosis patients with portal hypertension due to disease severity and risk of decompensation

1. LifeSci Consulting Belapectin Commercial Opportunity Assessment contracted by the Company.

10

 HPVG=hepatic venous pressure gradient.   There are no approved therapies to reverse portal hypertension once it develops in MASH Cirrhosis  When to Intervene in Cirrhosis- before its too late!  11  Compensated   cirrhosis  Decompensated cirrhosis  No Portal Hypertension   Portal Hypertension  Stage 2  Stage 3 and 4  No varices  No varices  Varices, small to large  Varices Bleeding, ascites, encephalopathy  HVPG1 mm Hg   One year mortality 1-3%  One year mortality ~50%  ≥6  >10

Phase 2b Study of Belapectin in Patients with MASH Cirrhosis: GT-026 Trial

Galectin Therapeutics


Screen
Randomize
(N=162 1:1:1)
Belapectin 8 mg/kg/LBM Q2W
n=54
Belapectin 2 mg/kg/LBM Q2W
n=53
Placebo
n=54
52 Weeks

Main inclusion criteria

- MASH cirrhosis (biopsy)
- Portal Hypertension: HVPG ≥ 6 mmHg
- No cirrhosis complications
- No varices/varices (50:50)

Primary endpoint

- Portal pressure (HPVG) change from baseline to Week 54

Secondary endpoints at Week 54

- Liver biopsy
- Varices (esophago-gastric endoscopy)
- Cirrhosis decompensation

HVPG = Hepatic Venous Pressure Gradient; LBM=lean body mass.
1. Chalasani N, et al. *Gastroentrol.* 2020;158:1334-45.

12

 Belapectin Impact on HPVG at One Year1,*  13  HVPG = Hepatic Venous Pressure Gradient; LBM=lean body mass, N.S.=non significant.  *ITT with LOCF, ANCOVA with baseline as covariate and treatment as factors, Bonferroni-Holm.1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.  N.S.  N.S.  Baseline  1 yr  Baseline  1 yr  Baseline  1 yr  Baseline  p=0.02  p=0.44  ITT Population  Subjects with no varices at baseline  1 yr  Baseline  Baseline  1 yr

 Belapectin Reduces Emergence of Varices in Patients with   MASH Cirrhosis1,*   14  Significantly fewer new varices on belapectin vs placebo  No patients on 2 mg/kg/LBM developed new varices  Belapectin demonstrated efficacy on a clinically-meaningful endpoint where no current therapies exist  LBM=lean body mass.  *Chi square  1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.  p=0.02  p=0.12

NAVIGATE Trial Design

Patient Population

- MASH cirrhosis based on Liver Forum Recommended Criteria for Clinical Trials[1]
- Diagnosis of Portal Hypertension as per Baveno VI criteria (via non-invasive markers)
- No gastroesophageal varices by endoscopy at baseline
- Assessment of Varices thru central adjudication of endoscopy videos by multiple blinded reviewers based on standardized protocol.

Trial Design


Screen
Randomize
(N=357 1:1:1)
Belapectin 2 mg/kg/LBM Q2W
n=119
Belapectin 4 mg/kg/LBM Q2W
n=119
Placebo
n=119
78 Weeks

Originally the NAVIGATE trial was designed as an adaptive Phase 2b/3 trial for 36-month duration. However, based on FDA feedback, the Company made the decision to analyze the stage 1 (18 month) as stand-alone clinical trial.

LBM- Lean body mass; EGD=Esophagogastroduodenoscopy; 1- Noureddin M, et al. Gastroenterology 2020 8;159(2):422-427

15

NAVIGATE Study: Patient Population and Efficacy Endpoints

Key inclusion criteria

- MASH cirrhosis
- No varices on EGD
- CTP Scores <7
- Evidence of Portal hypertension:
  - Platelet count <150,000/mm³

  Or at least two of the following

  - AST/ALT > 1
  - Spleen ≥ 14 cm
  - Collaterals by imaging
  - Stiffness ≥ 20 kPa

Primary endpoint

- Development of new varices (composite strategy) in ITT population
- Incidence of Varices in per protocol population (Completers)

Secondary endpoint

- Hepatic decompensation events
- All-cause mortality
- Proportion of patients with large varices or red wale sign
- Varices requiring treatment
- MELD ≥ 15
- Liver transplant
- Non-invasive biomarkers

ALT=alanine aminotransferase ; AST=aspartate transaminase; CTP=Child-Turcotte-Pugh; EGD=Esophagogastroduodenoscopy; MELD=model for end-stage liver disease.
*Intercurrent events include; Liver related clinical events, any AE leading to discontinuation, TIPS Trans-jugular intrahepatic portosystemic shunt; ≥12-month use of GLP-1 or NSBB
ITT- Intent to Treat

16

 Key Populations for Assessment of Varices Outcome  ITT population- All randomized subjects minus two subjects who had varices at baseline;  Per-Protocol or completer population- All subjects who completed 18 month of therapy and had an EGD at baseline and 18 months  Subject were required to complete the study even after development of varices unless subject dropped out for other reasons  Composite Primary end point: Any subject who developed esophageal varices or had an intercurrent event or dropouts without an EGD/intercurrent event  Intercurrent events included;   Liver related clinical events,   AE leading to discontinuation  TIPS-Trans-jugular intrahepatic portosystemic shunt   ≥12-month use of GLP-1 or NSBB     17

 NAVIGATE Trial: Baseline Demographics   © 2014 Galectin Therapeutics | NASDAQ: GALT  Baseline Demographics and Clinical Characteristics (N=355)     Placebo (N = 118)  Belapectin 2 mg (N = 119)  Belapectin 4 mg (N = 118)     Mean (Standard Deviation)  Mean (Standard Deviation)  Mean (Standard Deviation)  Age (years)  60.4 (8.50)  60.6 (8.82)  59.0 (9.14)  Gender (female), n  72 (61.0)  75 (63.0)  83 (70.3)  Ethnicity (Hispanic), n  34 (28.8)  39 (32.8)  33 (28.0)  Race (white), n  104 (88.1)  107 (89.9)  111 (94.1)  Weight (kg)  94.2 (21.68)  98.1 (24.30)  94.6 (20.95)  BMI (Kg/m2)  33.82 (6.46)  34.88 (6.68)  34.53 (6.22)  Hypertension  89 (75.4)  89 (74.8)  82 (69.5)  Type 2 Diabetes  80 (67.8)  79 (66.4)  79 (66.9)  HbA1C %  6.4 (1.27)  6.3 (1.13)  6.4 (1.09)  Alanine Aminotransferase (ALT), U/L  46.3 (29.92)  38.9 (26.88)  39.7 (20.22)  Aspartate Aminotransferase (AST), U/L  46.7 (23.52)  41.8 (24.40)  43.6 (21.90)  Platelets (per µL)  130.1 (39.66)  127.6 (48.39)  136.4 (53.62)  Liver Stiffness Measurement (kPa)  24.22 (12.17)  24.63 (13.54)  25.67 (13.19)  Spleen (cm)  13.79 (2.7)  13.97 (2.6)  13.87 (2.4)  MELD Score  7.6 (1.65)  7.9 (2.46)  7.5 (1.55)  Child Pugh Score   5.1 (0.29)  5.1 (0.31)    5.0 (0.18)  Statins (n)  49 (41.5)  55 (46.2)  47 (39.8)  GLP-1 agonist (n)  24 (20.3)  26 (21.8)  27 (22.9)  18

NAVIGATE 18-Month Primary Analyses Result – ITT Population


ITT Population
Number of subjects with new varices
0
10
20
30
40
50
60
21 (17.8%)
12 (10.1%)
15 (12.7%)
26 (22.0%)
29 (24.4%)
30 (25.4%)
13 (11.0%)
8 (6.7%)
11 (9.3%)
56 (47.5%)
45 (37.8%)
51 (43.2%)
Subjects with new varices
Subjects with intercurrent events (ICE)
Subjects with no EOT EGD & no ICE
Total
n=118 n=119 n=118
Placebo
Belapectin 2mg
Belapectin 4mg
p 0.139 p 0.552

Composite Primary Endpoint, ITT (All Randomized)

Key points

- Intent to Treat (ITT) -All randomized subjects
- Primary end point composite strategy i.e. new varices and/or intercurrent events or drop out
- Intercurrent events (ICEs) include; Liver related clinical events, AE leading to discontinuation, TIPS; ≥12-month use of GLP-1 or NSBB
- Overall Target Significance level– 2-sided p value of 0.05; p: 0.048, using CMH test, stratified by Type 2 diabetes status at randomization.

19

 NAVIGATE: Intercurrent Events breakdown by category  © 2014 Galectin Therapeutics | NASDAQ: GALT  n = 118   Subject %  Intercurrent Event Category  20  Key points  No subject met intercurrent event category for Trans-jugular intrahepatic portosystemic shunt(TIPS) or ≥12-month use of non-selective beta-blocker NSBB  ITT Population  6.3% subjects received concomitant NSBB, none for ≥ 12 months

 NAVIGATE: Significantly Lower Incidence of Varices in Completers at 18 months  © 2014 Galectin Therapeutics | NASDAQ: GALT  N = 97  N = 98  N = 95  n = 94   n =97   n = 96   p=0.04  p=0.13  Number of subjects  Subjects with new varices  21  Key points  NAVIGATE 18-month Primary Analyses Result; Per protocol population n= 287  Completer/Per Protocol: All ITT subjects who completed 18 months of treatment with an end of treatment (EOT) EDG  Overall Target Significance level – 2-sided p value of 0.05; using CMH test, stratified by Type 2 diabetes status at randomization.

 NAVIGATE: Incidence of Varices by Size at 18-months  © 2014 Galectin Therapeutics | NASDAQ: GALT  Number of subjects with new varices  Subjects with new varices  New varices at 18 months in Per Protocol Population   22  Key points  Placebo Treatment Group: N = 94  2mg/kg Belapectin Treatment Group: N = 97  4mg/kg Belapectin Treatment Group: N = 96  Varices grade definition  Large > 5 mm in diameter, occupying more than 1/3 of esophageal lumen  Medium >5 mm in diameter, occupying less than 1/3 of esophageal lumen  Small <5 mm in diameter, minimally elevated above esophageal mucosa.  p=0.04

 Incidence of New Varices was Significantly Lower in Patients in the U.S.   © 2014 Galectin Therapeutics | NASDAQ: GALT  n=13/62  n=4/60  n=8/64  n=8/32  n=7/37  n=5/ 32  p=0.02  p=0.54  p=0.35  NAVIGATE 18-month; Per protocol population (n=287)  p=0.2  23

 Use of GLP-1 and Statin was Higher in Patients in the U.S.  24     Treatment Group        Placebo  Belapectin 2mg/kg LBM  Belapectin 4mg/kg LBM  Total  U.S.     (N=62)  (N=60)  (N=64)  (N=186)  Concomitant Use of GLP-1 n (%)  28 (45.2%)  22 (36.7%)  18 (28.1%)  68 (36.6%)  Concomitant Use of NSBBs n (%)  5 (7.9%)  3 (5.0%)  3 (4.6%)  11 (5.9%)  Concomitant Use of Statins n (%)  34 (54.8%)  31 (51.7%)  26 (40.6%)  93 (48.9%)  Concomitant Use of ACE Inhibitors n (%)  15 (23.8%)  17 (28.3%)  18 (27.7%)  50 (26.6%)  EX-U.S.     (N=32)  (N=37)  (N=32)  (N=101)  Concomitant Use of GLP-1 n (%)  5 (15.6%)  8 (21.6%)  12 (37.5%)  25 (24.5%)  Concomitant Use of NSBBs n (%)  2 (6.3%)  2 (5.4%)  3 (9.4%)  7 (6.9%)  Concomitant Use of Statins n (%)  8 (25.0%)  14 (37.8%)  16 (50%)  38 (37.6%)  Concomitant Use of ACE Inhibitors n (%)  4 (12.5%)  12 (32.4%)  11 (34.4%)  28 (27.5%)     Concomitant medication Use U.S. vs Ex- U.S.- Per Protocol  24

Lack of Dose Response at Higher Doses of Belapectin in GT-026 were also observed in NAVIGATE trial

- Based on findings from preclinical and clinical trials to date, Belapectin likely demonstrates target-mediated drug disposition (TMDD)
- Once Galectin-3 binding sites within macrophages are saturated, additional drug molecules do not enhance efficacy
- Higher doses may exceed the macrophage-specific uptake mechanisms, resulting in altered drug distribution and clearance
- Higher drug concentrations have been associated with reduced efficacy, as observed in the GT-026 cohort, where subjects receiving 8 mg/kg (with higher AUC) exhibited lower pharmacodynamic (PD) effects.
- Similar PK profile shown by monoclonal antibodies and interferon among other agents.
- 2 mg/kg dose demonstrated consistent and most optimum efficacy response
- Similar PK-PD effects were observed across the GT-026 trial and the NAVIGATE 18-month results



p=0.03
Percent Change in HVPG from baseline to week 54
10
0
-10
+8%
n=54
n=25
-8%
+4%
n=27
PLB
GR8
(<12K AUC)
GR8
(>12K AUC)

Pharmacokinetic-Pharmacodynamic (PK-PD)

Chalasani et al. Gastroenterology 2020; 158: 1334-1345

25

 NAVIGATE: Improvement in LSM - Baseline to 18 monthsFull Analysis Set-FAS  © 2014 Galectin Therapeutics | NASDAQ: GALT  ITT Population (n: 315)  26  N=97  N=96  Liver Stiffness kPa mean change %   Belapectin  Placebo  2mg/kg LBM  4mg/kg LBM  (N=102)  (N=107)  (N=106)  Baseline LSM Value (kPA)           Mean (SD)  23.6 (11.44)  25.1 (15.04)  25.8 (12.91)  Median  22.5  21.8  23.6  18-month LSM Value (kPa)           Mean (SD)  22.7 (13.71)  21.1 (12.88)  22.9 (13.40)  Change from Baseline in LSM Value (kPa) @ 18 months           Mean (SD)  -0.6 (11.38)  -2.9 (11.61)  -2.2 (10.54)  % Change from Baseline @ 18 months LSM Value (kPa) *           Mean %  1.8 (47.26)  -6.3 (39.13)  -4.5 (37.30)     * Calculated percentage change for each subject

 NAVIGATE: Improvement in LSM - Baseline to 18 monthsPer-Protocol– Subjects with all available valid LSM  © 2014 Galectin Therapeutics | NASDAQ: GALT  Per-Protocol (Completers n: 234)  27  N=97  N=96  Liver Stiffness kPa mean change %   Belapectin  Placebo  2mg/kg LBM  4mg/kg LBM  (N=76)  (N=81)  (N=77)  Baseline LSM Value (kPA)           Mean (SD)  22.6 (10.31)  24.6 (13.71)  25.7 (12.26)  Median  22.4  21.8  23.4  18-month LSM Value (kPa)           Mean (SD)  21.9 (12.54)  21.4 (13.32)  23.4 (13.85)  Change from Baseline in LSM Value (kPa) @ 18 months           Mean (SD)  -0.7 (10.71)  -3.2 (12.05)  -2.4 (10.90)  % Change from Baseline @ 18 months LSM Value (kPa) *           Mean %  1.7 (46.78)  -8.4 (38.33)  -5.0 (38.05)  * Calculated percentage change for each subject

 28  Fewer Subjects Showed Worsening in Liver Stiffness Measure - LSM (kPa) Per-Protocol – Subjects with all available valid LSM  Statistics based on Cochran-Mantel-Haenszel test; differences for placebo vs 4 mg not significant. NASDAQ: GALT  Increase in LSM of >30% or >5 kpa from baseline; Per-Protocol (n = 234)  Gawrieh S. et al. JHep 2024:81.600-608  p 0.09  p 0.03

 Key points  Fewer Subjects Progressed to High-Risk ELF Category (ELF ≥13)Per-Protocol (n=280)  © 2014 Galectin Therapeutics | NASDAQ: GALT  ELF Enhanced Liver Fibrosis Score- combined for HA, PIIINP and TIMP-1  ELF: Risk of disease progression. < 9.8 Low risk, ≥11.3 mid risk, highest risk ≥13   Baseline to 18 months Per-Protocol (n=280)  Belapectin  Baseline ELF Value  Placebo  2mg/kg LBM  4mg/kg LBM           N  89  96  95  Mean  10.67  10.54  10.59  SD  1.155  0.965  1.039  Number of subjects  ELF score Category @ 18 month  29  Enhanced liver fibrosis (ELF) score predicts hepatic decompensation and mortality. Pearson M, et al JHEP Rep. 2024 Mar 11;6(6):101062.

 30  Incidence of Varices at 18 Months by Baseline ELF Categories  © 2014 Galectin Therapeutics | NASDAQ: GALT  Per protocol population (n = 279)   N = 30  N = 25  N = 25  n = 3/18  n   = 3/19  n = 3/17  n = 1/21  n = 3/19  n = 9/50  n = 5/53  n = 6/53  n = 9/21  n = 5/22  n = 4/23

 Subjects Clinical Outcomes or MACE at 18 months  © 2014 Galectin Therapeutics | NASDAQ: GALT  Per Protocol population        Belapectin  Placebo  (N = 95)  n (%)  2mg/kg LBM  (N = 97)  n (%)  4mg/kg LBM  (N = 98)  n (%)  Subjects with Composite Clinical Outcomes, n (%)  4 (4.2)  3 (3.1)  7 (7.1)  Varices (Esophageal or Gastric) Requiring Treatment  3 (3.2)  3 (3.1)  3 (3.1)  Variceal Bleed Requiring Hospitalization  0  0  0  Clinically Significant Ascites Requiring Hospitalization  0  0  0  Spontaneous Bacterial Peritonitis  0  0  0  Overt Hepatic Encephalopathy (West Haven Score ≥2 and Requiring Hospitalization)  0  0  1 (1.0)  Liver Transplant  0  0  0  Model End Stage Liver Disease (MELD) Score ≥ 15  0  0  1 (1.0)  MI or Hospitalization for Unstable Angina  0  0  1 (1.0)  Stroke or Transient Ischemic Attack   1 (1.1)  0  1 (1.0)  MACE- major adverse cardiovascular events  31

 Safety Summary  Discontinuation of the study due to Adverse Events was similar across 3 cohorts:  7 (5.9%) in the Pbo  5 (4.2%) in 2 mg/kg Belapectin  8 (6.7%) in 4 mg/kg Belapectin  One subject in each of the three cohorts discontinued the study due to death  No drug related SAE reported in the entire trial  No Adjudicated Drug-Induced Liver Injury (DILI) Events.  Similar proportion of subjects reported Treatment-Emergent Adverse Events TEAEs across 3 cohorts:  112 (94.9%) in Pbo  116 (97.5%) in 2 mg/kg Belapectin   116 (96.7%) in 4 mg/kg Belapectin  Similar proportion of subjects reported Treatment-Emergent Serious Adverse Events (TESAEs) across 3 cohorts:  23 (19.5%) in Pbo  27 (22.7%) in 2 mg/kg Belapectin   25 (20.8%) in 4 mg/kg Belapectin  Adverse Events  Treatment-Emergent Adverse Events (TEAEs)  Treatment-Emergent Serious Adverse Events (TESAEs)  32

 Assessment of Results  33  Belapectin 2 mg reduced varices incidence by 43.2% compared to placebo in the overall population(ITT); results were not statistically significant.  In the per-protocol population/completer (18-month treatment + end-of-treatment EGD), the reduction was 48.9%.  Initial sample size assumed 52.5% lower varices incidence with Belapectin vs. placebo.  Per-protocol population definition (18-month treatment + EGD) parallels completer biopsy definition in MASH trials.  U.S. enrolled patient results suggest synergistic benefit with GLP-1 therapy, highlighting Belapectin’s potential as both monotherapy and in combination regimens.  Less worsening in key markers of liver fibrosis marker provide further confidence in reduction in varices endpoint  Belapectin maintained a clean safety profile with low discontinuation rates and no drug-related serious adverse events.  Likely reasons for not achieving statistical significance in ITT;  Fewer recorded varices than expected; mid-study sample size re-estimation based on composite endpoint, not varices.  Shorter treatment duration; primary analysis at 18 months instead of 36 months.  Higher dropout rate (18.3% observed vs. 10% expected), mostly during COVID and first 4 months.

 Key Takeaways and Next Steps   34  NAVIGATE enrolled the most advanced patients of recent MASH trials, requiring both MASH cirrhosis and portal hypertension.  A robust reduction in new varices was observed in both ITT and completer populations after 18 months of treatment.  Non-invasive biomarkers results, including LSM and ELF, aligned with clinical outcomes and provide pharmacodynamic proof of effect.  The 2 mg dose of Belapectin has demonstrated consistent, clinically meaningful effects across multiple trials*.  The unique mechanism of Galectin-3 inhibition positions Belapectin as a differentiated and complementary candidate for MASH cirrhosis therapy.  FDA feedback on NAVIGATE results planned by the year-end.  Partnership opportunities are being actively pursued.  *Chalasani N, et al. Gastroentrol. 2020;158:1334-45

 Cancer Immunotherapy Program (Belapectin + checkpoint inhibitor)

 36  Higher Galectin-3 Tumor Levels are Associated   with Metastatic Melanoma Progression  **p<0.01, ***p<0.001.  CR=complete response; HNSCC=head and neck squamous cell carcinoma; MM=metastatic melanoma; PD=progressive disease; PR=partial response; SD=stable disease.  1. Greisen SR, et al. J Immunother Cancer. 2024;12(10):e009952.  Number of patients with or without progressive disease in hi/lo Galectin-3 expression in metastatic melanoma  number of patients  p=0.3  progression free  Time to progression

Reduced PD-1 Clearance Correlates with Better Survival in Patients with MM and HNSCC

Galectin Therapeutics

Serum trough levels of pembrolizumab in patients with disease control or progressive disease[1]



CR+PR+SD (n = 12 - 13)
PD (n = 5 - 7)
**
***
Pembro (µg/ml)
80
60
40
20
0
0
20
40
60
80
100
Days elapsed

Increased progression-free survival in patients with higher trough level of pembrolizum[1,*]



P = 0.0010
(Log rank test)
Probability of Survival (%)
100
50
0
Q1Q2 (n = 9)
Q3Q4 (n = 10)
0
200
400
600
800
1000
1200
1400
Days elapsed

Increased trough levels of belapectin and pembrolizumab correlated with better clinical outcome including progression free survival in patients with MM and HNSCC

*Patients were grouped based on the trough levels of pembrolizumab at day 43: Q1Q2 (below population mean) and Q3Q4 (above population mean).
**p<0.01, ***p<0.001.
CR=complete response; HNSCC=head and neck squamous cell carcinoma; MM=metastatic melanoma; PD=progressive disease; PR=partial response; SD=stable disease.

1. Curti B. *J Immunother Cancer.* 2021;9:e002371.

37

Belapectin in Combination with Pembrolizumab Showed Clinical Efficacy and Safety in Phase 1[1]

Phase 1 (Investigator-Initiated) of belapectin + pembrolizumab (Keytruda®)

- Objective response observed in 50% of MM (7/14) and 33% of HNSCC (2/6) patients
- Extension in more advanced patients showed stable disease in 56% MM (5/9) and 40% in HNSCC (2/5)
- Combination treatment was well tolerated with no dose-limiting toxicity observed
- Fewer immune adverse events than expected
- Increased baseline expression of $Gal3^+$ tumor cells, periphery $PD\text{-}1^+CD8^+$ T cells and reduced clearance of pembrolizumab correlated with clinical response

IND filed and approval to proceed received from FDA (Head and Neck cancer)

Objective response to belapectin+pembrolizumab therapy at Day 85



% Change
100
75
50
25
0
-25
-50
-75
-100
PR
PR
CR
CR
MM
HNSCC

HNSCC=head and neck squamous cell carcinoma; MM=metastatic melanoma.
1. Curti B. *J Immunother Cancer*. 2021;9:e002371.

38

Belapectin is a novel, potent, galectin-3 inhibitor with Fast Track Designation  Low toxicity as a carbohydrate-based molecule which is degraded by natural processes   Patent protection through 2032  Only company to exclusively focus on treatment for MASH cirrhosis and portal hypertension  Significant efficacy observed in cirrhotic patients without varices  Promising NAVIGATE results at 18 month read out, ≥40% reduction in new varices vs placebo in ITT; significantly lower incidence of new varices in per protocol population  Encouraging clinical response in difficult-to-treat cancers in combination with checkpoint inhibitor  IND filed and approval to proceed received from FDA (Head & Neck cancer)  Developing galectin-based therapeutics to improve the lives of patients with chronic liver diseases and cancer  Focused Pipeline  MASH Cirrhosis  Oncology (Combination Therapy)  Investment Highlights  39

 Thank you!